SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2002

FSI International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction)	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota		55318

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 448-5440

Item 9. Regulation FD Disclosure
SLIDE PRESENTATION
SIGNATURES

Item 9. Regulation FD Disclosure

     On January 23, 2002, the Company held its Annual Shareholders Meeting (“Meeting”) in Chaska, Minnesota and the following contains certain of the slides from the Meeting and the script from which certain Company officials presented at the Meeting and which the Company is filing pursuant to Regulation FD:

Greeting

•	Good afternoon and welcome to FSI’s 2002 Annual Meeting

•	I am Don Mitchell, Chairman and CEO of FSI, and I will preside over the meeting.

•	I now call this meeting to order. Before we turn to the official business of today’s meeting, which will be followed by a business overview from the Company’s management, I would like to introduce our board of directors. For those directors that are present, please stand as I call your name.

•	Today is a significant milestone in the Company’s history. Effective today, Joel Elftmann is retiring as Chairman of our Board, after founding the Company almost 30 years ago. Unfortunately Joel could not be with us today.

•	For many years Joel was the heart and soul of FSI.

•	The company’s growth was largely due to his vision and willingness to pursue opportunities others may have feared. It was through Joel’s entrepreneurial spirit that FSI expanded into new markets and became a recognized global equipment supplier.

•	Known for his style of “management by walking around,” employees appreciated a leader as comfortable on the shop floor as in the executive offices. Employees, customers and suppliers will remember him as their advocate.

•	On behalf of the Board, management, employees and shareholders, and speaking as a member of the SEMI board, I would like to thank him for his considerable efforts on behalf of the Company and the industry.

Board of Directors

James A. Bernards
Chairman - Audit and Finance Committee
Member - Compensation Committee
Director since 1981

Terrence W. Glarner*
Chairman - Compensation Committee
Member – Audit and Finance Committee
Director since 1988

Willem D. Maris
Member – Audit and Finance Committee
Director since 2001

Dr. K. "Raj" Rajagopal
Member – Nomination Committee
Director since 2001

Charles R. Wofford*
Member – Nomination and Compensation Committee
Director since 1992

Donald S. Mitchell
Chairman, President and CEO
Member – Nomination Committee
Director since 2000

* Nominee for election to the Board as Class III directors whose term continues until the 2005 meeting.

© 2002 FSI International, Inc. All rights reserved.

•	I will now turn to the official business of today’s meeting.

•	Bruce Hartney of ComputerShare Investor Services is inspector of the election and will tabulate the voting.

•	Luke Komarek, FSI’s General Counsel and Corporate Secretary, will act as secretary of this meeting.

•	Mr. Hartney has reported to me that the notice of the meeting was duly and properly mailed.

•	The list of shareholders of record is available for inspection during this meeting and has recently been on file at the office of FSI’s corporate secretary.

•	A quorum is present and all requirements for calling this meeting have been observed.

•	The purpose of our meeting today is to act on the three items described in the proxy materials, as well as to review the progress of the company, and to answer any questions you may have.

•	After the meeting, we hope you will join us for refreshments.

•	The business items for today’s meeting are:

•	First, to elect two Class III directors for a 3-year term. The nominees are Terrence Glarner and Charles Wofford.

•	Second, to act upon a proposal to increase the number of shares outstanding under the FSI International, Inc. 1997 Omnibus Stock Plan.

•	And third, to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending August 31, 2002. Present today from KPMG is Steve Zenz the Engagement Partner. Steve, will you please stand. Thank you Steve.

•	Shareholders may vote in person or by proxy and have one vote for each share held as of the record date.

•	The polls are now open. Is there anyone present who has not turned in a proxy and wishes to vote?

•	If so, please raise your hand and your ballot will be collected.

•	The meeting is now open for discussion or questions on the three agenda items. Please limit your remarks to these items. There will be an opportunity for questions on other subjects following the voting and management presentations.

•	Are there any questions or comments on the business items?

•	There being no further discussion, I declare the polls to be closed.

•	Mr. Hartney has provided me with his election report.

•	There is a quorum present for each business item. The two director nominees have been elected to the Board. The increase in shares under the Company’s Omnibus Stock Plan has been approved and the selection of KPMG as the Company’s auditors for fiscal 2002 has been ratified.

•	This concludes the formal business portion of the meeting.

•	Pat Hollister, the Company’s chief financial officer, and I will review the fiscal 2001 accomplishments and financial results. And I will provide you with an overview of our two businesses and discuss our 2002 goals. At the end of our presentation, management will be available for questions.

•	I believe that FSI is positioned better than ever to participate in the growth phase of the next industry cycle.

•	We have the products, the technology, the infrastructure and the desire to become one of the top two surface conditioning and microlithography suppliers in the world.

•	Before proceeding, I would like to advise you of the following:

Under the Securities Reform Act’s Safe Harbor Provision, we will be making forward-looking statements during this presentation. These statements involve various risks and uncertainties. I refer you to our recently filed SEC documents including the latest Annual Report and 10Q in which we discuss risk factors that could affect these forward-looking statements.

Safe Harbor

Under the Private Litigation Securities Reform Act's Safe Harbor Provision, we will, during this presentation, make forward looking statements which are based upon current expectations and beliefs and involve numerous risks and uncertainties that could cause actual events or results to differ materially from these forward looking statements. For a discussion of risk factors see the Company's most recently filed SEC documents, such as its latest 10K, Annual Report and 10Q.

© 2002 FSI International, Inc. All rights reserved.

•	FSI has a rich, 28 year history, of providing process equipment to semiconductor manufacturers.

•	We supply our process technology to device fabricators in all regions of the world.

•	The markets we serve are large and provide FSI with a significant opportunity to grow.

•	Our fiscal year ends in August.

•	Our 2001 Annual Report and the results for the first quarter of fiscal 2002 are available on our website at www.fsi-intl.com.

About FSI

- A leader in providing automated equipment used by microelectronics manufacturers for processing silicon wafers
  - 28 years in the industry
  - Technology leader
  - Worldwide market presence
  - Served markets approaching $3 billion
  - August fiscal year end

© 2002 FSI International, Inc. All rights reserved.

•	FSI consists of two divisions.

•	The Microlithography Division is focused on coating silicon wafers with photosensitive materials, curing the materials and developing the film after exposure in a stepper. This process defines the pattern on the wafer.

•	Our Surface Conditioning Division produces products that clean the wafers generally before and after film deposition, etch and patterning steps.

•	The mix of revenues from each business fluctuates from year to year, however, Surface Conditioning generally represents approximately 60 percent of the total revenue.

•	Spare parts and support historically have represented approximately 15-20 percent of total revenues.

Our Technology

Sales Mix

42%
58%

Fiscal 2001

Microlithography
Surface Conditioning

38%
62%

Fiscal 2000[1]

[1]Shipments Basis

© 2002 FSI International, Inc. All rights reserved.

•	The Company maintains worldclass facilities here in Chaska, Minnesota, for the Surface Conditioning business and in Allen, Texas for its Microlithography business.

•	During the past two years, as part of our Lean Enterprise initiative, we have successfully consolidated all of our operations into these two facilities.

•	Each facility maintains Class 10,000 and 1,000 manufacturing and Class 1 laboratory cleanrooms.

•	m•FSI, our joint venture company in Japan, also maintains a Class 1 laboratory for process development and demonstration.

•	We believe that we have sufficient clean manufacturing space with these two facilities to ramp revenues to over $600 million. We would however, need to add additional headcount to support that level of business.

World-Class Facilities

8
7
6
5
4
3
2
1
0
Number of Primary Facilities
'99
'00
'01
Fiscal Year

Facilities consolidation and divestiture initiative completed in 2001

© 2002 FSI International, Inc. All rights reserved.

•	Over the past few years the semiconductor industry has started the transition from manufacturing ICs on 200mm diameter wafers to 300mm wafers.

•	In fiscal 2001, 14 percent of our shipments were derived from new 300mm products, while 28 percent of our orders were generated from 300mm customers.

•	We now have six 300mm customers for each of our businesses, and we expect to further broaden this customer base in FY 2002.

•	There are now 10-12 customers that have active pilot and/or production lines for 300mm wafers, in addition, we have product at both Japanese and U.S. industry consortium sites and in the development labs of three other equipment manufacturers.

300mm Momentum

Six customers for each businesses' 300mm products

Shipments
14%
86%
Fiscal 2001
Orders
28%
72%
Fiscal 2001
300mm Products
All Other Products

© 2002 FSI International, Inc. All rights reserved.

•	Despite the rapid deterioration in industry conditions, our fiscal 2001 shipments grew to over $240 million.

•	In addition to the facilities consolidation, another goal of our Lean Enterprise initiative was to increase our shipments per employee to over $300,000.

•	As you can see from the graphic on your right we achieved this goal.

•	A significant amount of credit for this accomplishment goes to our employees. Their dedication to the Lean Enterprise initiative made this possible and is continuing to contribute toward lower product cost and improved organizational efficiency.

Shipments Data

Annual Shipments
$ in millions
300
250
200
150
100
50
0
$114
$220
$240
1999
2000
2001
Fiscal Year

Shipments per Employee(1)
$ in thousands
400
350
300
250
200
150
100
50
0
$137
$261
$301
1999
2000
2001
Fiscal Year

(1) Based upon average number of employees

© 2002 FSI International, Inc. All rights reserved.

•	We made considerable progress in 2001.

•	We introduced new products and processes that significantly expanded the number of available segments now addressed by the Surface Conditioning division.

•	We increased our 300mm customer list from 5 to 11 customers.

•	Our Lean Enterprise initiative resulted in significant cost reductions to the POLARIS® and ZETA® systems and improved our operational efficiency.

•	We responded early and aggressively to the rapid deterioration in industry conditions. We have reduced our workforce by approximately 32 percent during 2001 and also cut other discretionary expenses.

•	We are however maintaining our investment in key new product and technology programs, which we believe will contribute to the future growth of our company.

2001 Accomplishments

- New products and process applications expand addressed markets
- Expanded the customer list for all 300mm products
- Lean Enterprise initiative contributed to cost reductions and improved operations efficiency
- Responded early and aggressively to the rapid deterioration in industry conditions
- But maintained our investments in key new product and technology development programs

© 2002 FSI International, Inc. All rights reserved.

•	For the next few minutes I will focus my discussion on how the current economic conditions are expected to impact the microelectronics industry over the next several years.

•	Historically there has been a strong correlation between GDP and demand for electronics, which incorporate semiconductor devices.

•	As you can see from this chart, it is now commonly understood that the current recession began in March 2001.

•	As a result of 9-11, Dataquest is now forecasting that the economic recovery will start in earnest in Q2, 2002.

•	We share this belief. After 9-11, many of our customers pushed out prospective orders by 4-6 months.

Quarterly US GDP Growth

Recession Deeper & Longer than Expected Mid September

US GDP Growth (Percent)
6
5
4
3
2
1
0
-1
-2
-3
Actual
Just After 9-11
Latest Forecast
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

Source: DRI-WEFA and Dataquest, January 2002

© 2002 FSI International, Inc. All rights reserved.

•	Hit hardest in 2001 by recession and the .com burst were the telecom and PC segments.

•	With improving economic conditions, Dataquest is now forecasting second half 2002 growth in these segments and a strong recovery in all market segments in 2003.

•	Demand for semiconductors typically lags the electronics recovery by a few months.

•	However, led by foundries many of the device manufacturers have started to recognize increased fab utilization rates — although still well below the rates requiring any significant new capacity investment.

Sustainable Recovery … When?

	Growth 2001	Growth 2002	Growth 2003
Economy - WW	1.3%	1.5%	3.8%
Economy - US	1.0%	0.5%	4.1%
PC	-16%	-2%	12%
PC units	-5%	+4%	16%
Server/Mainframe	-13%	-1%	5%
Other Data Process	-4%	8%	13%
Telecom - Cellular	-32%	13%	9%
Telecom - Cell units	-25%	17%	18%
Telecom - Wired	-25%	0%	18%
Consumer - Legacy	1%	6%	7%
Consumer - Digital	15%	14%	15%
Automotive	3%	8%	5%

2002
2003
Q1
Q2
Q3
Q4
Q1

Note: Growth Figures are for Factory Revenue

Source: Dataquest, January 2002

© 2002 FSI International, Inc. All rights reserved.

•	Dataquest is forecasting a modest recovery for the semiconductor equipment industry in 2002, followed by much stronger growth in 2003 and 2004.

•	The equipment segment typically lags our customers recovery by 3-6 months.

•	We believe that our net order rate bottomed in the August quarter of fiscal 2001, and we expect quarterly sequential order improvement in 2002.

•	Now I will turn the meeting over to Pat Hollister, who will briefly review our financial performance.

What Will Drive Growth in 2002/3?

Millions of Dollars
(Seasonally Adjusted)
Excludes Test
2000
2001
2002
2003
2004
+83%
-37%
-19%
+41%
+54%
13,500
12,500
11,500
10,500
9,500
8,500
7,500
6,500
5,500
4,500
3,500
2,500
Q4/98
Q2/99
Q4/99
Q2/00
Q4/00
Q2/01
Q4/01
Q4/02
Q2/03
Q2/04
Q4/04
Optimistic
Pessimistic
Most Likely

© 2002 FSI International, Inc. All rights reserved.

Source: Dataquest, January 2002

•	Thank you, Don.

•	Good afternoon and thank you for joining us today.

•	Fiscal 2001 is the first year in which the company reported the transition from historical accounting methods for reporting revenue to our new method based upon the guidance of the Securities and Exchange Commission Staff Accounting Bulletin No. 101 or commonly referred to as SAB 101.

•	Under our new policy, we generally recognize revenue when the customer accepts the product rather than at the time of shipment.

•	Therefore, even though 2001 shipments were $240 million, we reported SAB 101 revenues of $218 million, which was flat with fiscal 2000, reported on a shipment basis.

Revenues

(in millions)
$250
$200
$150
$100
$50
$0
$114
$220
$218
1999(1)
2000(1)
2001(2)
Fiscal Year

(1) Shipments basis
(2) SAB 101 basis

© 2002 FSI International, Inc. All rights reserved.

•	One of our strategic objectives has been to strengthen our global presence with a goal to increase our total international revenues to more than 50 percent.

•	In 2001, we again achieved this goal with 60 percent of our revenues generated from customers outside of the U.S.

•	We believe that the contract or foundry device manufacturers in Asia will lead the next industry recovery.

•	Included in the Asia portion of the pie is Japan and the emerging China market where we have expanded our presence.

Sales by Geographic Region

Fiscal 2000[1]

28%
25%
47%
United States
Asia
Europe and Other

Fiscal 2001

37%
40%
23%

Worldwide Market Presence

(1) Shipments Basis

© 2002 FSI International, Inc. All rights reserved.

•	The equipment industry and FSI have had to manage through an unprecedented decline in orders over the past year.

•	During the first quarter of fiscal 2001 industry orders for front-end equipment were $7.1 billion. However, just three quarters later, during the fourth quarter orders had declined 72 percent to $2.0 billion.

•	For fiscal 2001 FSI’s net orders declined approximately 70 percent in line with the industry trend.

•	This is a difficult environment in which to manage a business. However, I believe that FSI has responded appropriately.

•	With the adoption of SAB 101, we began 2002 with $113 million of deferred revenue and backlog.

•	Based on improving economic conditions, it appears that net orders bottomed in our August 2001 quarter and will improve sequentially each quarter during 2002.

Orders Backlog and Deferred Revenue

Orders(1)
$ in millions
400
350
300
250
200
150
100
50
0
$112
$357
$104
1999
2000
2001
Fiscal Year

Backlog and Deferred Revenue
$ in millions
210
180
150
120
90
60
30
0
Deferred
Backlog
$45
$184
$113
1999
2000
2001
Fiscal Year End

(1) Net of cancellations and pushouts beyond 12 months

© 2002 FSI International, Inc. All rights reserved.

•	This chart reflects the revenue smoothing effect that the adoption of SAB 101 had in fiscal 2001 and will have on the first two quarters of fiscal 2002.

•	We believe that SAB 101 revenues will be between $38 and $43 million for the second quarter of fiscal 2002 and will bottom in the May quarter.

•	On the other hand we believe that shipments bottomed in the November quarter and will also improve sequentially each quarter through fiscal 2002.

•	Second quarter 2002 shipments are expected to be approximately $20 million as compared to $15 million in Q1.

Revenue and Shipment Trend

$ (in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Goal
Goal
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Fiscal Year
2000
2001
2002
= SAB 101
= Shipments

© 2002 FSI International, Inc. All rights reserved.

•	The improvements in our operations efficiency were having a favorable impact on our earnings during the 2nd half of 2000 and the 1st half of 2001.

•	Despite aggressive cost reduction activities, as quarterly revenues declined in the second half of 2001, so did our earnings.

•	We currently expect second quarter of fiscal 2002 gross margins to approximate 26 to 28 percent based upon product mix, anticipated customer acceptances and utilization of manufacturing capacity.

•	Based upon the anticipated revenues and gross margins, the company expects a 2002 second quarter loss of between $6.5 and $7.5 million.

Earnings Per Share (Diluted)[1]

$0.50
$0.30
$0.10
-$0.10
-$0.30
-$0.50
Goal
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Fiscal Year
2000
2001
2002

[1] From operations – before effect of change in accounting principle (SAB 101) and discontinued operations .

© 2002 FSI International, Inc. All rights reserved.

•	As a result of the rapid decline in order activity, FSI was aggressive in responding.

•	In addition to reducing our employee base by 32 percent, we

•	Implemented salary reductions for all employees along with salary increase deferrals,

•	Outsourced non-strategic operations and

•	Limited and reduced all discretionary spending

•	These actions were taken while maintaining our commitment to our engineering, research and development programs

FSI Response to Industry Downturn

- 32 percent reduction in force in calendar 2001
- 2-15 percent salary reductions for all employees
- Salary increase deferral for all employees
- Divestiture of Fabrication operations
- Reduction in capital expenditure
- Other variable and fixed cost reduction activities

© 2002 FSI International, Inc. All rights reserved.

•	We have been able to maintain a strong balance sheet despite our industry-induced financial performance the past few quarters.

•	We currently have no debt.

•	Our current ratio is 2.8 to 1.0 and our book value is $6.90 per share.

•	We are focused on managing our key assets such as inventory and receivables.

Summary Balance Sheet

$ (in millions except for per share)	Year End 2000	Year End 2001	Q1 2002
Assets			
Cash, Cash Equivalents and Marketable Securities	$ 42	$ 55	$ 55
Receivables, net	56	41	24
Inventory	48	49	51
Fixed Assets	59	55	53
Total Assets	$ 253	$ 245	$ 229
Liabilities and Equity			
Deferred Profit	$ 8	$ 30	$ 18
Total Debt	$ -	$ -	$ -
Stockholders' Equity	$ 202	$ 184	$ 180
Book Value Per Common Share	$7.95	$7.08	$6.90

Positioned for participation in the industry recovery.

© 2002 FSI International, Inc. All rights reserved.

•	While it is always important to manage the Company’s assets, it becomes even more important during an industry downturn.

•	FSI has made excellent progress the past few years in lowering its days sales outstanding and increasing its inventory turns.

•	In both cases, we have out-performed peer companies of similar size.

•	In an effort to conserve cash, the company held its investment in plant and equipment to $8.5 million in 2001.

•	Generally, the investments we make in plant and equipment relate to placing new products in our development labs and acquiring the analytical equipment needed to demonstrate process performance.

•	Our goal is to hold 2002 capital expenditures between $3.0 to $3.5 million.

Asset Management

Accounts Receivable
Days Sales Outstanding
160
140
120
100
80
60
40
20
0
94
111
104
90
86
142
89
101
71
81
Goal
75
Small & Mid Cap Average (1)
FSI Int'l

Inventory
Inventory Turns
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.9
2.4
2.0
2.4
2.5
1.7
2.4
2.2
3.3
2.8
3.5
Goal
Small & Mid Cap Average (1)
FSI Int'l
1997
1998
1999
2000
2001

(1) Represents a group of peer companies

FY 01 Capital Investments

- Held investment in plant and equipment to $8.5 million
- While depreciation and amortization was $16.8 million

© 2002 FSI International, Inc. All rights reserved.

•	During 2001, we increased our cash from $42 million at the beginning of the year to $55 million at the end of the year.

•	With the cost reduction actions we implemented in mid-December, we believe that we can hold our cash burn rate to $10-$15 million in fiscal 2002 — through the trough of the current industry cycle.

•	I believe that we will have sufficient working capital to participate in the industry recovery and to fund our key development programs during 2002.

•	Again, thank you for attending.

•	I will now turn the meeting back over to Don.

Cash Balance

$ (in millions)
$60
$50
$40
$30
$20
$10
$0
Goal
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Fiscal Year 2000 2001 2002

© 2002 FSI International, Inc. All rights reserved.

•	Thank you, Pat.

•	During the past few years, FSI made substantial progress on its goal of delivering more applications on fewer platforms and on developing products that can be used for both 200 and 300mm applications.

•	Now I will provide you with a brief overview of each of our businesses, including:

•	The size of the markets we serve.

•	The breadth of our customer base.

•	The scope of the products and technology we offer.

•	And the growth strategies for each of our businesses

FSI International, Inc.

Microlithography and Surface Conditioning Business Overview

- Available markets
- Growing customer base
- Products / technology offered
- Growth strategies

Growth achieved through internal product development, technology licenses and acquisitions.

© 2002 FSI International, Inc. All rights reserved.

•	On the left is the latest forecast for resist processing equipment from Dataquest. The market declined 31 percent in 2001 and is expected to decline again in 2002 to approximately $1.1 billion before we enter the next growth period.

•	This business has three primary competitors including TEL and DNS from Japan, and ASML based in Europe.

•	TEL maintains a significant marketshare, but FSI is well positioned to gain marketshare as the industry transitions from 200mm to 300mm wafers.

•	Additionally, we are the market leader in the thin film head processing segment.

Available Market

Microlithography

$ in Billions
4.0
3.0
2.0
1.0
0.0
Resist Processing
'00
'01
'02
'03
'04
'05
'06
Calendar Years

Source: Dataquest, December 2001

- Competitors
  - Tokyo Electron
  - Dainippon Screen
  - ASM Lithography (SVG track)
- Additional markets served
  - Thin film head processing

© 2002 FSI International, Inc. All rights reserved.

•	Our customer base continues to grow with three semiconductor manufacturers now using our POLARIS® 3500 System for processing 300mm wafers.

•	We supply 100 percent of the track systems for all but one thin film head manufacturer, TDK, located in Japan.

•	It is through relationships with other industry leaders that we have been able to demonstrate our “best-in-class” performance.

•	We have several POLARIS® 200mm and 300mm Systems in Applied Materials’ EPIC center. This provides an opportunity for customers from all regions of the world to observe the POLARIS® System in operation.

•	Despite ASML’s acquisition of the SVG track business, they have stated that they will work with all track suppliers. We have POLARIS® Systems in both of their development facilities, and they use custom designed POLARIS® Systems for performing production and test check out on their advanced steppers.

•	Recently we delivered a POLARIS® 3500 to SEMATECH to be used for advanced Deep UV development activities.

•	These relationships provide us with good customer exposure as well as process data.

•	We have 2 primary products — the POLARIS® 2500 and the POLARIS® 3500 Resist Processing Systems.

•	Both systems use a proven, common handling and control system.

•	We have over 400 POLARIS® platforms installed worldwide.

•	Our production proven POLARIS® 3500 Cluster is capable of sub .1 micron processing.

•	A key attribute of the POLARIS® Platform is its configurability.

•	The systems are modular and can be configured to meet the highly variable requirements of our customers’ process flows.

•	The platform’s control system provides customers with a high degree of flexibility and they can run multiple process flows simultaneously, which is very important for non-memory manufacturers.

•	One of the division’s core technologies is its ability to uniformly coat wafers with various photosensitive and insulating materials.

•	Once the wafer has been coated with a material, the material must be stabilized through a thermal curing process.

•	In addition to the demo lab 300mm tools that we have placed, we now have multiple POLARIS® 3500 systems in full production at TI’s advanced 300mm fab in Dallas.

POLARIS® 3500 Cluster

- Common Platform with 2500
- Cluster architecture enables unique 300mm benefits
  - No increase in footprint from 200mm to 300mm
  - 0.10 micron process capability
  - Low-risk evolutionary design
- ASP $2.0-$3.0 million

© 2002 FSI International, Inc. All rights reserved.

•	The picture in the upper right hand corner is a cross section of a transistor of which there are millions in a semiconductor device.

•	Our customers ability to consistently control the length of the gate oxide determines the speed at which the circuit can be turned on and off.

•	We refer to this as CD control or control of their critical dimension.

•	The key attribute of the POLARIS platform is its favorable impact on CD control.

•	Devices with large CD’s are slower and of less value to the customer.

•	While devices with too small CD’s run hot and cause reliability issues.

•	The resulting tighter gate control optimizes device speed and therefore generates a higher device selling price for the customer.

CD Control Provides a Compelling Opportunity to Create Customer Value

Ahead of the industry with tighter production CD control

Resulting tighter gate control equals higher device speed, i.e. Higher device selling price

PMD
CONTACT
POLYCIDE
GATE OX
CONTACT
PMD
Source
Drain
SILICON
WAFER
CHANNEL
Gate Oxide Length is the "CD" or Critical Dimension, i. e. "0.18 microns"

LSL
USL
Scrap

Tighter CD distribution results in less failed devices; lower COO

© 2002 FSI International, Inc. All rights reserved.

•	What enables our superior CD control is our ability to cure the photosensitive material uniformly across the surface of the wafer.

•	When coupled with advanced process control software, this attribute results in a 40 percent improvement in CD distribution.

•	Our superior CD control ensures a very quick payback on our customers capital investment, by boosting the performance of a larger number of devices.

•	As a result, users of the POLARIS® 3500 Platform are now recognizing the cost of ownership and ROI benefits that tighter CD control provides to them.

•	In summary, our Microlithography business is focused on capturing additional 300mm production accounts and establishing new partnerships to demonstrate the capabilities of this system.

•	We are focused on optimizing the advanced process control and integrated metrology capabilities of the system.

•	We are also focused on further reducing the platform costs by moving to a “configure to order” production and order fulfillment model.

•	We believe that we can expand our marketshare by demonstrating the superior CD control capabilities of the system.

•	In addition, our goal is to leverage the POLARIS® Platform for other applications, such as wafer bumping and spin-on insulators.

The Engines for Growth

Seed key accounts

- Capture 300mm production accounts
- Focus on "non memory" applications
- Establish long term partnerships

Optimize product portfolio

- Focus APC and metrology (feed back / forward)
- Focus on configuration: flexibility
- Move to C.T.O. (cost leverage)

Expand served market

- Capitalize on "CD" benefit / flexibility
  - *Leverage KLA, Canon, AMAT, ASML*
- Spin-on dielectric
- Wafer bumping
- Maintain thin film head leadership

FSI

© 2002 FSI International, Inc. All rights reserved.

•	I will now provide you with an overview of our Surface Conditioning business.

•	Based upon the December 2001 Dataquest forecast, the surface conditioning market decreased 17 percent to approximately $1.7 billion in 2001. This market is also expected to decline again in 2002 before entering an expected 3 year recovery cycle.

•	The available market represents numerous applications that are provided by more than 20 competitors, dominated by immersion or wet bench manufacturers.

•	During 2001, this business introduced new products or applications that significantly expanded the number of market segments in which we participate.

Available Market

Surface Conditioning
$ in Billions
4.0
3.0
2.0
1.0
0.0
'00
'01
'02
'03
'04
'05
'06
Calendar Year
Other Clean Processes
Spray Processor
Immersion (Wet Bench)

Source: Dataquest, December 2001

- Largest competitors ($)
  - Dainippon Screen
  - Tokyo Electron
  - S.E.S. Co. Ltd.
- New Addressed Markets
  - Critical clean (SFWB)
  - BEOL post-ash clean (ZETA®)
  - BEOL Cu clean (ANTARES® Cx)
  - Wafer bumping (ZETA®)

© 2002 FSI International, Inc. All rights reserved.

•	For calendar 2000, FSI was the fastest growing surface conditioning company. We grew over 249 percent, well above the average of all other surface conditioning suppliers.

•	We moved from 11th to 4th place in overall marketshare and became the #1 American cleaning company.

•	We are also the marketshare leader in Europe.

•	Our goal is to be #1 in marketshare globally by the end of calendar 2004.

•	This will require that we continue to broaden the number of applications that we can perform on our existing platforms and that we have a successful introduction of our new immersion technology platform.

FSI Is The Fastest Growing Cleaning Company In The World

- Moved from 11th to 4th place (8.3%)
  - 1st place in Europe (19.3%)

CY00 Reported Revenue $171M
249%
129%
118%
111%
101%
87%
Sector Growth +105%
250%
200%
150%
100%
50%
0%
(CY00)
FSI
SEZ
KAIJO
DNS
TEL
STI

Source: Dataquest April 2001 Excludes CMP cleans

© 2002 FSI International, Inc. All rights reserved.

•	It is important to understand that there are more cleaning steps than any other process step in device manufacturing.

•	No single company offers products that perform all the cleaning applications.

•	Our strategy is centered on providing the products and process technologies required to perform all of them.

•	We are focused on achieving this by developing the products and technologies both internally and through acquisitions.

Increased Need for Cleaning Equipment

Total Cleaning Steps/Product
100
80
60
40
20
0
Normalized
'80
'83
'86
'89
'92
'95
'98
'01E
Calendar Year

Source: VLSI Research

© 2002 FSI International, Inc. All rights reserved.

•	With well over 2000 systems installed, we have surface conditioning products in virtually every fab in the world.

•	We recently added another new account, which brings our 2002 total to 7.

•	We are the marketshare leader in providing process technology used for bulk film removal.

•	Our ZETA® System can be used for both 200 and 300mm processing.

•	This system is capable of running semi-aqueous solvents now being adopted for Back-End-Of-Line cleaning applications. Back-End-of-Line or BEOL are the metal interconnects in the device. Front-End-Of-Line or FEOL is focused on the formation of the transistor.

•	This new Back-End-Of-Line application more than doubles our opportunity to provide spray processing systems for post ash and post etch cleaning applications.

•	A number of leading semiconductor manufacturers are also using this system for wafer bumping applications

•	We have the capability of blending chemicals in-line while independently controlling the temperature and purity to optimize the process performance.

•	These chemistries and deionized water are delivered to the wafer’s surface through spray nozzles located on a central spray post and located in the side walls of the process chamber.

•	After the chemical reactions are complete, the remaining chemistry and the contaminants are rinsed off with DI water and the wafers are dried using a ramped/programming spinning process.

•	The ZETA® system is a very efficient, highly flexible low chemical consumption tool in a very small footprint.

ZETA® Surface Conditioning System

- Strength in FEOL
  - PR strip and post-ash clean
- Momentum in BEOL
  - Cu/Low-k ready
- Adding new markets
  - Wafer bumping
- Short cycle times
- Worldwide installed base
- ASP $1.5 - $2.0 million

© 2002 FSI International, Inc. All rights reserved.

•	During 2000, this tool dominated the Front-End-Of-Line strip and clean market — and in 2001 was further enhanced when we introduced a new ozone process for Front-End-Of-Line photoresist stripping applications.

•	This process has enabled customers to increase throughput while reducing cycle time.

•	More importantly it has significantly reduced chemical consumption resulting in a more environmentally friendly processes.

•	Traditionally Back-End-Of-Line or metal interconnect post-etch and post-ash residue removal was accomplished with using solvents.

•	With the introduction of more dilute semi-aqueous solvents, our customers are able to utilize the ZETA® system for both Front-End-Of-Line and Back-End-Of-Line processes.

•	Again, this application has reduced chemical consumption and is considerably more environmentally friendly than the traditional solvent chemistry.

Reliable Cu/Low-k Post-Ash Clean

ZETA® BE Surface Conditioning System

- Cu/low-k ready
  - Higher throughput and lower environmental impact with SAS
  - Alliance with EKC Technology
- Higher reliability than competing products
  - Mature systems for wafer and chemical handling
  - Superior global support team

	FSI-660	FSI-265	Competition
Yield	92%	97%	70%

SAS chemistry
Conventional chemistry
0
10
20
30
40
Chemical Dispense (min)

© 2002 FSI International, Inc. All rights reserved.

•	One of the fastest growing market segments today is wafer bumping or solder bumping.

•	This technology allows wafer manufacturers to package the devices without using metal wires known as wire bonding.

•	Our ZETA® system has been adopted by a number of leading device manufacturers for several process steps associated with manufacturing the solder bumps.

•	As you can see, we have leveraged the ZETA® platform for multiple applications.

Quality, Low Cost C4 Strip and Clean

ZETA® BE Surface Conditioning System

- Consistent high performance through superior chemical handling system
  - **Combination of fresh chemical delivery and programmable recirculation**
- Versatility enables process integration and step reduction, resulting in lower COO for the customer

FSI SERVED PROCESSING STEPS
- Bulk PR strip
- Under bump metal strip
- Flux strip
- Oxide removal

25
20
15
10
5
0
Billions of Devices
2001
2002
2003
2004
2005
Year

Source: VLSI

© 2002 FSI International, Inc. All rights reserved.

•	In 2000, we introduced the ANTARES® Single Wafer Processing System.

•	This system is capable of delivering a number of single wafer process technologies.

•	The ANTARES® system is also a bridge tool that can process both 200 and 300mm wafers.

•	With this platform, we have the ability to combine process technologies previously delivered by three separate products.

•	This animation shows the configurability of the ANTARES® System, which can be purchased with up to 3 modules, depending on the process and throughput requirements of our customer.

•	The ANTARES® platform features an atmospheric material handling robot to transfer wafers to and from either atmospheric or vacuum process modules.

•	The ANTARES® System, configured with the Cryokinetic Process Module, is now gaining momentum for Back-End-Of-Line copper and low-k cleaning applications.

•	Here argon ice crystals are sprayed across the wafer surface to remove particulate matter.

ANTARES® CX Advanced Cleaning System

Strategic Benefits

- Cu/low-k enabling
- Provides higher yield
- Cleans wafers without damaging exposed Cu/low-k surface

© 2002 FSI International, Inc. All rights reserved.

•	The use of this technology significantly reduces damage to the soft copper interconnect wires and maintains the integrity of the insulator film.

•	Conversely, conventional wet processes degrade the dielectric properties of these new generations of all “Cu” devices as illustrated in the chart on the right.

Enabling Yield for Cu/Low-k

- No change to low-k film, unlike competing methods
  - Chemical make-up
  - Film thickness
- Superior particle removal capability

ANTARES® CX Advanced Cleaning System

ANTARES® CX
Competitor A
Si-O
Si-OH
C-H
Si-H
Si-CH3
Si-O
Competitor B
Competitor C
+0.2
0
-0.2
Difference curve
4000
3400
2800
2200
1600
1000
400
wavenumber (cm-1)

© 2002 FSI International, Inc. All rights reserved.

•	This chart depicts a typical flow for a copper low-k dual damascene process. A new process gaining favor in the industry.

•	Advanced logic devices may have 7 or more metal interconnect layers.

•	Many device manufacturers are now transitioning from aluminum to copper interconnects.

•	As you can see, both FSI ZETA® BE System and ANTARES® CX System can be used extensively throughout this process flow.

•	We expect to broaden our customer base for these applications during 2002.

Cu/Low-k Dual Damascene Process Steps

Polished surface from prior level
Low-k IMD
Cu
Pre-ILD clean with **ANTARES® CX System**
Low-k IMD
EStop Layers
Low-k ILD
Deposition of next level dielectric stack
Photo-resist
Pattern and etch via
Strip resist clean residues **ZETA® BE System** clean particles **ANTARES® CX System**
Photo-resist
Plug Material
Pattern and etch trench strip resist/plug clean residues **ZETA® BE System**
Strip resist/plug etch SiN clean residues **ZETA® BE System** clean particles **ANTARES® CX System**
Deposit barrier deposit copper polish

© 2002 FSI International, Inc. All rights reserved.

•	I have just reviewed three major new applications for our surface conditioning products. These applications more than doubled our served market.

•	We have achieved design wins at key customers for each of these new applications.

•	So far, I have described applications for which our batch spray and single wafer technologies are used.

•	The largest segment of the surface conditioning market is the critical clean and etch segment representing over 50 percent of the available market.

•	These segments are primarily served by immersion also known as wet bench systems, therefore, FSI has had a minimal marketshare for these applications.

•	In 1999, we acquired YieldUP, a company with proprietary immersion rinsing and drying technology.

•	In 2001, we developed with customer input, a specification for an advanced 300mm immersion system.

•	The MAGELLAN™product was unveiled to key customers during SEMICON Japan in December of 2001.

•	We will begin shipping this product to beta site customers in the spring and summer of 2002. The MAGELLAN™ will be officially launched at SEMICON West in San Francisco in July.

•	This product incorporates FSI’s significant know-how in chemical blending and delivery with the YieldUP STG rinsing and drying technology and advanced process control architecture.

•	The MAGELLAN™ will begin contributing to our Surface Conditioning business’ revenue in fiscal 2003.

MAGELLAN™ Immersion Cleaning System

- "Critical clean for a demanding new world"
  - A 300mm wet bench that better addresses customers' critical cleaning needs for 130nm and beyond
- Providing
  - **productivity** through high throughput and small footprint
  - **yield** through Advanced Process Control and STG® dry
  - **versatility** through flexible hardware and software
- ASP $1.5 - $3.0 million

© 2002 FSI International, Inc. All rights reserved.

•	This graphic shows the unique STG rinsing and drying technology that is incorporated in the MAGELLAN™ Platform.

•	The basis of this technology is its ability to dry and remove particles from the surface of the wafer as a result of the surface tension that occurs when the liquid level is lowered in the tank.

•	Today we are supplying this technology at the customers request, on an OEM basis, to a number of several leading wet bench manufacturers.

Versatile Solution to Critical Cleaning

- Compared to current offerings
  - Smaller footprint
  - Lower up-front cost and lower COO
  - More versatile: greater utilization to customer through versatility in process recipes and configuration
- Addresses un-served needs of IC manufacturers
  - Greater product mix
  - Technology shifts
  - Line reconfiguration

MAGELLAN™ 300mm
STG® Immersion Clean System

N_2 + IPA (<40% of saturation)
Region 1: higher IPA conc. & lower surface tension
Evaporation
Region 2: lower IPA conc. & low surface tension
Fluid flow

STG dry schematic

© 2002 FSI International, Inc. All rights reserved.

•	This slide represents how we characterize the surface conditioning market. As you can see, critical clean and etch is the largest portion of the market.

•	We are making good progress in developing products and applications in order to enter each of the segments of this growing market place.

•	In 2002, we will continue to work toward developing or acquiring technologies to fill the remaining gaps.

•	In summary, our Surface Conditioning business is focused on penetrating top tier accounts with its batch spray, batch immersion and single wafer technologies.

•	We are also focused on broadening the applications base and continuing to expand our long-term partnerships with gas and chemical suppliers, industry consortia and customers.

•	Our goal is to optimize the number of applications that we can provide on each platform and reduce the overall number of platforms that we maintain to 3 or 4.

•	While developing new applications on our existing platforms, we are focused on successfully introducing our new MAGELLAN™ Immersion System and developing other single wafer products.

The Engines for Growth

Seed key accounts

- Penetrate top tier accounts
- Broaden application base
- Grow into long-term partnerships

Optimize product portfolio

- Improve existing products
- Consolidate platforms
- Add new products

Expand served market

- Enter new applications through BEOL ZETA
  - *BEOL strip, Die connection (C4)*
- Release new immersion tool for critical clean
- Develop SWW for future BEOL requirements
- Provide green manufacturing solutions

FSI

© 2002 FSI International, Inc. All rights reserved.

•	This slide compares FSI’s opportunity in a 200 and 300mm fab.

•	If a customer were to purchase all of FSI’s primary products for a 200mm fab, our sales opportunity today is approximately $45 million.

•	All new 300mm fabs will be fully automated. Therefore our sales opportunity for the same applications approaches $80 million.

•	The new BEOL applications represent $18 million of incremental revenue for both 200 and 300mm fabs.

•	The new markets for which we are currently introducing products, such as the MAGELLAN™ Immersion System, we believe will provide an additional $25-30 million in revenue opportunity in a 300mm fab.

Per Fab Opportunity

Equipment Sales Potential

$ in millions
Revenue
140
120
100
80
60
40
20
0
200mm
300mm

Applications

BE C4 Bumping
Immersion Critical Cleaning
BEOL Spin-on Low-k Dielectric Deposition
BEOL Single Wafer Cu Cleaning
BEOL Post-Ash Clean and Other Batch Cleans
Other Single Wafer Cleaning Processes
FEOL Post-Ash Clean and Other Batch Cleans
Resist Processing

© 2002 FSI International, Inc. All rights reserved.

•	In summary, we expect 300mm production orders and revenues to represent a higher percent of total revenues.

•	We believe that all of our products are well-positioned to participate in technology buys now, resulting in capacity buys later.

•	Our technology roadmaps have been endorsed by a number of our key customers and we believe position us to address their future needs.

•	We have a strong balance sheet that will allow us to participate in the industry recovery.

•	As industry conditions improve, our Lean Enterprise initiative will contribute to improved financial leverage.

•	I believe that FSI management and employees are aligned for success. All employees have stock options and our collective goal is to create shareholder value.

Investor Value Proposition

- 300mm production orders and sales to represent a higher percent of total
- Products are well positioned for participation in technology buys now and capacity buys later
- A well-defined strategic plan and technology roadmap in place
- Strong balance sheet with over $55 million in cash and no debt
- Lean Enterprise initiatives contribute to improved financial leverage
- Management and employees are aligned for success

© 2002 FSI International, Inc. All rights reserved.

•	Thank you for joining us today

•	Now the management team will answer any questions that you might have.

•	Could you please stand and state your name before you ask your question so that everyone can hear.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

January 23, 2002	By	/s/ Patricia M. Hollister Chief Financial Officer